EXHIBIT 99.1

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION January 31, 2019

URSTADT BIDDLE PROPERTIES INC 321 RAILROAD AVENUE GREENWICH, CT 06830 203‐863‐8200

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION January 31, 2019

TABLE OF CONTENTS

1.	PROPERTY PORTFOLIO

2.	INVESTMENT PROPERTY SAME STORE OPERATING INCOME – THREE MONTH PERIODS ENDED January 31, 2019 AND 2018

3.	NEW AND RENEWAL LEASING STATISTICS – ROLLING 4 QUARTERS ENDEDJanuary 31, 2019

URSTADT BIDDLE PROPERTIES INC. PROPERTY PORTFOLIO - DETAIL January 31, 2019

														Property Demographics ₁
														3-Mile Radius
					Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			Total	Number of	Median Household	Average Household
Property Location	Property Name	Anchor Tenant's	% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Population	Households	Income	Income
Connecticut
Stamford	Ridgeway	Stop & Shop Supermarket	100%	2002	72,000	302,114	374,114	100.00%	95.89%	96.68%	$30.46	$30.20	$30.26	136,893	54,064	$99,386	$132,926
Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale	100%	2005	167,754	110,731	278,485	100.00%	100.00%	100.00%	$16.93	$20.70	$18.43	159,189	57,549	49,699	60,780
New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket	100%	2010	177,028	58,216	235,244	100.00%	91.41%	97.87%	$6.52	$14.98	$8.48	14,872	6,076	77,162	106,559
Danbury₂	Danbury Square	Christmas Tree Shops	100%	1995	47,555	146,407	193,962	100.00%	97.01%	97.74%	$24.90	$15.61	$17.94	53,170	18,874	73,022	88,228
Darien	Goodwives	Stop & Shop Supermarket	100%	1998	42,083	53,704	95,787	100.00%	97.84%	98.79%	$33.99	$38.77	$36.64	36,064	13,530	165,794	229,507
Stamford	High Ridge Center	Trader Joe's Supermarket/DSW Shoe Warehouse	11%	2017	37,211	49,964	87,175	100.00%	100.00%	100.00%	$32.52	$64.04	$50.58	52,642	19,404	150,097	193,497
New Milford	Veteran's Plaza	Big Y Supermarket	100%	2008	55,450	25,821	81,271	100.00%	74.90%	92.02%	$7.95	$19.34	$10.90	17,242	6,937	77,096	101,180
Orange	Orange Meadows	Trader Joe's Supermarket	100%	2003	11,553	65,964	77,517	100.00%	75.45%	79.11%	$22.03	$18.58	$19.23	50,060	20,318	90,440	109,062
Stamford	Newfield Green	Grade A Market	100%	2016	30,780	43,308	74,088	100.00%	89.59%	93.92%	$21.86	$48.42	$36.67	128,501	50,794	96,887	129,256
New Milford	Fairfield Plaza	TJ Max	100%	2011	25,257	46,730	71,987	100.00%	89.45%	93.15%	$13.00	$14.87	$14.16	15,276	6,225	78,010	106,628
Fairfield	Fairfield Center	Marshalls	100%	2011	32,714	28,939	61,653	100.00%	100.00%	100.00%	$22.28	$23.77	$22.98	37,074	12,619	158,278	232,883
Ridgefield	Ridgefield	N/A	100%	1998	-	61,550	61,550	0.00%	93.01%	93.01%	$-	$25.05	$25.05	21,178	7,780	156,884	220,216
Greenwich Offices	Various	Various	100%	Various	-	58,107	58,107	0.00%	96.53%	96.53%	$-	$32.35	$32.35	71,942	26,662	127,832	195,321
Greenwich	Cos Cob Commons	CVS	100%	2014	15,629	32,018	47,647	100.00%	98.23%	98.81%	$63.85	$40.63	$48.34	66,066	24,292	140,188	220,157
Westport	Greens Farm	N/A	100%	2003	-	39,654	39,654	0.00%	55.45%	55.45%	$-	$28.47	$28.47	32,716	12,072	163,656	254,366
Greenwich	Kings Shopping Center	Kings Supermarket	100%	2014	18,432	20,797	39,229	100.00%	92.04%	95.78%	$27.50	$38.25	$32.98	96,677	39,204	104,874	149,806
Derby	Aldi Square	Aldi Supermarket	100%	2017	19,069	19,859	38,928	100.00%	81.50%	90.56%	$9.47	$21.19	$14.85	53,172	21,856	70,843	82,478
Danbury	Airport Plaza	Buffalo Wild Wings	100%	2002	8,116	24,572	32,688	100.00%	100.00%	100.00%	$29.65	$28.55	$28.82	54,173	19,233	72,988	88,266
Bethel	The Hub	Rite Aid & Nutmeg Liquors	100%	2014	21,480	9,460	30,940	100.00%	83.09%	94.83%	$21.65	$27.12	$23.11	64,257	23,249	69,273	82,372
Stamford	970 High Ridge	FedEx Office	100%	2016	6,734	20,599	27,333	100.00%	100.00%	100.00%	$42.00	$30.28	$33.17	61,214	23,398	139,796	182,001
Ridgefield	Yankee Ridge Center	N/A	100%	2018	-	22,972	22,972	0.00%	84.97%	84.97%	$-	$27.70	$27.70	21,323	7,794	160,155	223,382
Greenwich	Cos Cob Plaza	Jos. A Banks Clothing	100%	2013	4,025	10,880	14,905	100.00%	100.00%	100.00%	$41.00	$43.20	$42.61	73,417	27,863	128,798	201,766
Monroe	Starbuck's Plaza	Starbucks	100%	2007	1,658	8,483	10,141	100.00%	100.00%	100.00%	$38.50	$25.30	$27.46	15,770	5,600	124,589	154,374
Greenwich	Greenwich Commons	Wells Fargo	100%	2013	2,400	7,344	9,744	100.00%	100.00%	100.00%	$80.00	$83.54	$82.67	71,942	26,662	127,832	195,321
Greenwich	Old Greenwich - CVS	CVS	11%	2017	8,000	-	8,000	100.00%	0.00%	100.00%	$26.24	$-	$26.24	102,766	40,215	108,839	154,162
Stamford	High Ridge - Chase	Chase Bank	11%	2017	4,160	-	4,160	100.00%	0.00%	100.00%	$74.08	$-	$74.08	54,667	20,341	142,800	185,482
Unionville	Unionville Family Restaurant	Unionville Family Restaurant	100%	2013	2,530	-	2,530	100.00%	0.00%	100.00%	$21.98	$-	$21.98	69,946	28,146	85,777	110,025
					811,618	1,268,193	2,079,811	100.0%	92.9%	95.7%	$19.85	$28.34	$24.87

New York
Brewster	Lakeview Plaza	Acme Supermarket	100%	2018	45,366	131,663	177,029	100.0%	63.1%	72.6%	$9.50	$22.72	$18.05	15,041	5,569	105,031	130,550
Carmel	Carmel ShopRite Center	ShopRite Supermarket	100%	1995	48,806	95,497	144,303	100.0%	92.1%	94.8%	$12.00	$13.80	$13.16	18,629	6,802	92,445	111,446
Ossining	Arcadian	Stop & Shop Supermarket	100%	1998	64,858	72,399	137,257	100.0%	98.1%	99.0%	$20.88	$25.45	$23.27	40,154	13,453	105,254	138,823
Somers	Somers Commons	Home Goods	100%	2003	30,000	104,760	134,760	100.0%	95.3%	96.3%	$19.00	$22.52	$21.71	34,896	12,975	106,468	129,492
Yorktown3	Staples Plaza	Staples	100%	2005	15,322	105,434	120,756	100.0%	86.3%	88.1%	$18.15	$19.69	$19.47	34,435	12,202	109,137	132,635
Somers	Towne Centre at Somers	CVS	100%	1999	14,013	66,401	80,414	100.0%	90.2%	91.9%	$29.04	$29.31	$29.26	20,617	7,898	120,777	161,566
Orangeburg	Orangetown Shopping Center	CVS	46%	2012	12,410	61,868	74,278	100.0%	84.4%	87.0%	$29.98	$19.45	$21.47	35,790	12,111	110,960	147,597
Eastchester	Eastchester Mall	Acme Supermarket	100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$10.00	$40.14	$27.31	111,032	42,148	147,471	201,929
Yonkers	McLean Shopping Center	Acme Supermarket	53%	2014	35,000	22,989	57,989	100.0%	100.0%	100.0%	$2.20	$51.85	$21.88	558,021	210,954	52,624	66,633
Briarcliff Manor4	Chilmark	CVS	100%	2001	13,900	32,838	46,738	100.0%	88.3%	91.8%	$36.00	$31.76	$33.14	44,964	15,241	110,115	146,290
Rye	Rye Portfolio	N/A	100%	2004	-	38,782	38,782	0.0%	84.2%	84.2%	$-	$39.34	$39.34	80,563	28,216	114,718	169,453
Ossining	Rockledge	Westchester Community College	100%	1999	12,558	16,449	29,007	100.0%	78.9%	88.1%	$17.25	$23.12	$20.24	40,154	13,453	105,254	138,823
Katonah	Village Commons	Katonah Pharmacy	100%	2010	2,836	25,152	27,988	100.0%	86.7%	88.1%	$42.75	$38.71	$39.17	14,845	4,859	137,695	214,827
Yonkers	Tanglewood Shopping Center	Autozone	100%	2018	8,300	18,675	26,975	100.0%	100.0%	100.0%	$31.08	$37.17	$35.29	136,577	51,734	131,564	184,765
Harrison	Harrison Shopping Center	Key Food	100%	2015	12,018	14,175	26,193	100.0%	94.9%	97.3%	$22.83	$40.98	$32.42	69,354	24,658	129,782	192,316
Pelham	Pelham	Mason Supermarket	100%	2006	10,000	14,915	24,915	100.0%	100.0%	100.0%	$20.00	$38.74	$31.22	310,275	117,961	63,379	81,026
Eastchester	Eastchester Plaza	CVS	100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$30.50	$37.64	$33.57	176,985	68,404	113,045	146,913
Somers	Heritage 202	Putnam County Savings Bank	100%	1992	3,184	16,074	19,258	100.0%	100.0%	100.0%	$45.50	$28.52	$31.33	21,362	8,141	120,380	160,786
Bronxville & Yonkers	N/A	People's United Bank / JP Morgan Chase Bank	100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$27.25	$32.50	$27.89	254,868	97,349	77,713	95,179
Carmel	Friendly's - Carmel	N/A	100%	2013	-	3,660	3,660	0.0%	0.0%	0.0%	$-	$-	$-	18,629	6,802	92,445	111,446
Kingston	Kingston	Taste of Italy	100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$25.65	$-	$25.65	19,113	7,864	49,465	59,514
New City	New City Pad	Putnam County Savings Bank	75%	2018	2,596	-	2,596	100.0%	0.0%	100.0%	$47.80	$-	$47.80	66,899	20,190	123,884	150,155
					394,326	894,336	1,288,662	100.0%	87.2%	91.1%	$18.16	$26.42	$23.65

Note 1 - Demographics provided by Applied Geographic Solutions, 4/2017
Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by BFRI, LLC at zero rent
Note 3 - Property is shadow anchored by a BJ's Wholesale Club
Note 4 - Property is shadow anchored by an Acme Supermarket

New Jersey
Midland Park	Midland Park Shopping Center	Kings Supermarket	100%	2015	29,550	100,775	130,325	100.0%	96.1%	97.0%	$21.29	$26.01	$24.91	31,425	12,560	97,000	118,124
Pompton Lakes	Pompton Lakes Town Square	N/A	100%	2015	62,845	62,368	125,213	0.0%	95.0%	47.3%	$-	$23.58	$23.58	52,154	19,970	95,525	113,500
New Providence	Village Shopping Center	Acme Supermarket	100%	2013	45,464	63,163	108,627	100.0%	100.0%	100.0%	$21.75	$32.68	$28.11	63,679	22,814	159,355	215,818
Newark	Ferry Plaza	Seabra Foods	84%	2008	63,433	44,435	107,868	100.0%	91.2%	96.4%	$14.00	$34.05	$21.82	217,867	73,560	44,453	55,142
Wayne	Valley Ridge	Whole Foods	100%	1992	40,000	64,625	104,625	100.0%	92.6%	95.4%	$16.50	$31.94	$25.76	119,265	40,190	77,785	97,354
Emerson	Shop Rite Plaza	ShopRite Supermarket	100%	2007	53,450	39,212	92,662	100.0%	53.8%	80.4%	$9.20	$29.49	$14.94	51,833	18,303	141,152	183,032
Kinnelon	Meadtown Shopping Center	Marshall's	100%	2015	24,511	52,360	76,871	100.0%	97.7%	98.4%	$16.00	$25.44	$22.38	31,425	12,560	97,000	118,124
Dumont	Washington Commons	Stop & Shop Supermarket	31%	2017	44,282	29,905	74,187	100.0%	100.0%	100.0%	$19.45	$28.25	$22.99	151,323	51,459	115,341	151,379
Boonton	Boonton Acme Center	Acme Supermarket	100%	2014	49,463	13,278	62,741	100.0%	100.0%	100.0%	$21.37	$33.77	$24.00	48,593	18,680	107,522	133,232
Bloomfield	Bloomfield Crossing	Walgreen's / Superfresh Supermarket	100%	2014	42,548	16,688	59,236	100.0%	85.3%	95.9%	$13.04	$33.14	$18.08	410,215	150,952	49,784	60,330
Wyckoff	Cedar Hill Shopping Center	Walgreen's	100%	2015	15,960	27,410	43,370	100.0%	84.1%	89.9%	$22.46	$31.45	$27.77	80,559	29,162	131,337	174,572
Passaic	Van Houton Farms	N/A	100%	2017	30,569	5,950	36,519	0.0%	100.0%	16.3%	$-	$28.98	$28.98	283,855	98,455	71,417	86,988
Waldwick	Waldwick Plaza	United States Postal Service	100%	2017	5,567	20,954	26,521	100.0%	100.0%	100.0%	$25.00	$25.78	$25.62	77,853	26,813	149,819	196,890
Waldwick	Waldwick Rite Aid	Rite Aid	100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$26.22	$-	$26.22	77,151	26,993	142,404	191,616
Bernardsville	Bernards Square Office Building	N/A	100%	2013	-	14,405	14,405	0.0%	82.6%	82.6%	$-	$25.81	$25.81	19,059	6,593	145,235	207,918
Chester	Rainbow Childcare Center	Rainbow Child Care Center	100%	2013	9,120	-	9,120	100.0%	0.0%	100.0%	$19.00	$-	$19.00	113,138	43,096	64,612	75,840
Fort Lee	H-Mart Plaza	H-Mart	100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$40.01	$-	$40.01	544,873	208,367	60,466	76,752
Bloomfield	Friendly's - Bloomfield	Friendly's	100%	2013	2,630	-	2,630	100.0%	0.0%	100.0%	$45.46	$-	$45.46	410,215	150,952	49,784	60,330
Hillsdale	Friendly's - Hillsdale	Friendly's	100%	2013	2,457	-	2,457	100.0%	0.0%	100.0%	$35.87	$-	$35.87	76,705	27,153	119,354	136,990
					548,849	555,528	1,104,377	83.0%	92.0%	87.5%	$18.02	$28.77	$23.70

New Hampshire
Newington	Newington Plaza	Savers	100%	1979	27,167	74,936	102,103	100.0%	86.5%	90.1%	$10.80	$18.60	$16.30	20,170	10,112	81,372	99,216

Total Consolidated					1,781,960	2,792,993	4,574,953	94.8%	90.7%	92.30%	$18.81	$27.58	$24.08

Unconsolidated Joint Ventures
Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket	12%	2010	73,758	176,009	249,767	100.0%	95.3%	96.70%	$15.65	$33.06	$27.74	112,572	42,501	137,766	182,011
Riverhead, NY	Gateway Plaza	Walmart	50%	2014	167,951	30,350	198,301	100.0%	100.0%	100.00%	$6.15	$25.16	$9.06	17,974	6,647	59,809	76,582
Carmel, NY	Putnam Plaza	Tops Markets	67%	2010	60,858	128,536	189,394	100.0%	92.5%	94.88%	$7.98	$18.51	$14.94	21,071	7,615	92,755	111,385
Montvale, NJ	Chestnut Ridge	The Fresh Market Inc.	50%	2013	19,205	57,130	76,335	100.0%	88.8%	91.60%	$24.34	$30.89	$29.09	51,833	18,303	141,152	183,032
Spring Valley, NY	Plaza 59	Spring Valley Foods Inc.	50%	2013	3,355	21,000	24,355	100.0%	92.9%	93.84%	$35.00	$32.90	$33.21	133,837	36,129	77,114	93,306
Riverhead, NY	Applebee's Plaza	Applebee's	50%	2014	5,363	7,200	12,563	100.0%	100.0%	100.00%	$26.90	$33.28	$30.55	16,475	6,032	61,909	70,656
Total Unconsolidated					330,490	420,225	750,715	100.0%	93.8%	96.56%	$10.29	$27.78	$19.81

Total Core Portfolio					2,112,450	3,213,218	5,325,668	95.6%	91.1%	92.90%	$17.42	$27.61	$23.45

Note 1 - Demographics provided by Applied Geographic Solutions, 4/2017
Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by BFRI, LLC at zero rent

URSTADT BIDDLE PROPERTIES INC. CORE PORTFOLIO SAME-STORE OPERATING INCOME DISCLOSURE January 31, 2019

	Three Months Ended Jan 31,
	2019	2018	% Change
Same-Store Operating Results:

Number of Properties (Note 3)	75

Revenue (Note 2)
Minimum Rent	$23,706	$23,505	0.9%
Recoveries from tenants	8,055	8,207	-1.8%
Other property income	164	165	-0.3%
	31,925	31,877	0.2%

Expenses
Property operating	3,366	4,298	-21.7%
Property taxes	5,787	5,140	12.6%
Other non-recoverable operating expenses	426	462	-7.8%
	9,579	9,900	-3.2%

Same-Store Net Operating Income	$22,346	$21,977	1.7%

Other reconciling items:
Other non same-property net operating income	733	29
Other Interest income	77	95
Other Dividend Income	97	-
Consolidated lease termination income	17	-
Consolidated amortization of above and below market leases	135	107
Consolidated straight line rent income	436	217
Equity in net income of unconsolidated joint ventures	342	560
Taxable REIT subsidiary income/(loss)	172	143
Solar income/(loss)	(117)	(92)
Storage income/(loss)	219	187
Gain on sale of marketable securities	403	-
Interest expense	(3,578)	(3,423)
General and administrative expenses	(2,654)	(2,419)
Provision for tenant credit losses	(254)	(210)
Directors fees and expenses	(108)	(102)
Depreciation and amortization	(6,940)	(6,949)
Adjustment for intercompany expenses and other	(1,307)	(1,040)

Total other -net	(12,328)	(12,898)
Income from continuing operations	10,018	9,079	10.3%
Gain on sale of real estate	-	-
Net income	10,018	9,079	10.3%
Net income attributable to noncontrolling interests	(1,101)	(1,095)
Net income attributable to Urstadt Biddle Properties Inc.	8,917	7,984	11.7%

Same-Store Operating Expense Ratio (Note 1)	88.0%	87.0%	1.2%

Note 1 - Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases

Note 2 - Excludes straight line rent, above/below market lease rent, lease termination income

Note 3 - Includes only properties owned for the entire period of both periods presented

Non-GAAP Financial Measure - Net Operating Income:
We present Net Operating Income ("NOI"), which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is income from continuing operations which, to calculate NOI, is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, investment income, equity in net income of unconsolidated joint ventures, gain/loss on sale of operating properties and other income. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses NOI to evaluate property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from income from continuing operations. NOI excludes certain components from net income attributable to Urstadt Biddle Properties Inc. in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with income from continuing operations as presented in our consolidated financial statements. NOI should not be considered as an alternative to income from continuing operations as an indication of our performance or to cash flows as a measure of liquidity or our ability to make dividend payments.

URSTADT BIDDLE PROPERTIES INC. LEASING ACTIVITY January 31, 2019

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
1st Quarter 2019	58	169,923	$24.89	$25.49	-2.3%
4th Quarter 2018	72	272,693	$19.72	$19.39	1.7%
3rd Quarter 2018	48	103,061	$37.92	$37.87	0.1%
2nd Quarter 2018	50	206,377	$21.27	$21.02	1.2%
Totals	228	752,054	$23.81	$23.75	0.3%

New Leases - Comparable:
1st Quarter 2019	13	24,870	$28.67	$33.09	-13.3%
4th Quarter 2018	19	84,723	$17.64	$17.41	1.4%
3rd Quarter 2018	12	15,053	$33.73	$38.07	-11.4%
2nd Quarter 2018	16	87,450	$16.65	$22.32	-25.4%	(b)
Totals	60	212,096	$19.67	$22.74	-13.5%

Renewals - Comparable:
1st Quarter 2019	45	145,053	$24.24	$24.19	0.2%
4th Quarter 2018	53	187,970	$20.66	$20.28	1.9%
3rd Quarter 2018	36	88,008	$38.64	$37.83	2.1%
2nd Quarter 2018	34	118,927	$24.67	$20.07	22.9%	(c)
Totals	168	539,958	$25.44	$24.14	5.4%

a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
b)	Includes new grocery store lease signed at our Ferry Plaza Property with Seabra Foods at a 30% reduction from the prior grocery store tenant Acme, who terminated their lease with us early in exchange for a $3.7 million lease termination payment. The new Seabra lease also has an achievable percentage rent clause that we hope will provide additional rent once the new store operations mature.
c)	Includes the renewal of Stop and Shop at our Arcadian property, the renewal term is for 15 years and includes 10% rent increases every five years. The new rent during the first five year term is 72% higher than the expiring rent. The renewal is effective on November 1, 2018.

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